SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2004

Orleans Homebuilders, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323

(State or other	(Commission	(I.R.S. Employer
Jurisdiction of incorporation)	File Number)	Identification No.)

One Greenwood Square, Suite 101 3333 Street Road, Bensalem, PA	19020

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 245-7500

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c).   Exhibits.

     The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Item
99.1	Press release of Orleans Homebuilders, Inc. dated May 10, 2004.

Item 9.        REGULATION FD DISCLOSURE

     On May 10, 2004, Orleans Homebuilders, Inc. issued a press release announcing its financial results for the nine months ending March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being provided pursuant to both items 9 and 12 of Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORLEANS HOMEBUILDERS, INC.

Dated: May 10, 2004	By:	Joseph A. Santangelo Joseph A. Santangelo Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Item
99.1*	Press release of Orleans Homebuilders, Inc. dated May 10, 2004.

* Filed electronically herewith.